Exhibit 10.2

EXECUTION VERSION

FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of June 12, 2020, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of October 26, 2017 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders enter into this Amendment to amend certain terms of the Existing Agreement as set forth herein; and

WHEREAS, Administrative Agent, the Lenders, Borrower and Guarantors desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Majority Lenders hereby agree as follows:

SECTION 1.Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Agreement shall be amended, effective as of the Fifth Amendment Effective Date, in the manner provided in this Section 1.

1.1Amendment to Definition of Permitted Refinancing.  The definition of “Permitted Refinancing” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Refinancing” means any Indebtedness of any Credit Party, and Indebtedness constituting Guarantees thereof by any Credit Party, incurred or issued in exchange for, or the Net Cash Proceeds of which are used solely (a) to extend, refinance, renew, replace, defease or refund, any Senior Notes or any Permitted Refinancing, in whole or in part, from time to time, or (b) to repay the Loans to the extent that the proceeds of any Borrowing that is made after the date of the incurrence of such Permitted Refinancing but prior to the date that is 120

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	PAGE 1

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	PAGE 2

days after the incurrence of such Permitted Refinancing is used to extend, refinance, renew, replace, defease or refund, any Senior Notes or any Permitted Refinancing, in whole or in part; provided, in each case, that (i) the principal amount of such Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the initial issuance price of such Permitted Refinancing) does not exceed the principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any premiums, accrued and unpaid interest, fees and expenses incurred in connection therewith), (ii) such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption or payment of a sinking fund obligation prior to the date that is one year after the Maturity Date (except for any offer to redeem such notes required as a result of asset sales or the occurrence of a “Change of Control” or “Fundamental Change” under and as defined in the Indenture or to the extent such repayment, mandatory redemption or payment of a sinking fund obligation may be paid by conversion or exchange into Equity Interests (other than Disqualified Stock) of the Borrower), (iii) the covenant, default and remedy provisions of such Permitted Refinancing, taken as a whole, are not materially more onerous to the Credit Parties and their respective Subsidiaries than those imposed by the Existing Senior Notes, (iv) the mandatory prepayment, repurchase and redemption provisions of such Permitted Refinancing, taken as a whole, are not materially more onerous to the Credit Parties and their respective Subsidiaries than those imposed by the Existing Senior Notes (except to the extent mandatory prepayment, repurchase and redemption provisions may be satisfied by conversion or exchange into Equity Interests (other than Disqualified Stock) of the Borrower), (v) the non-default cash interest rate on the outstanding principal balance of such Permitted Refinancing does not exceed the prevailing market rate then in effect for similarly situated credits at the time such Permitted Refinancing is incurred, (vi) such Permitted Refinancing is unsecured, (vii) no Subsidiary of Borrower is required to Guarantee such Permitted Refinancing unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder, and (viii) to the extent such Permitted Refinancing is in the form of senior subordinated notes, the subordination provisions set forth therein are either (x) at least as favorable, taken as a whole, to the Secured Parties as the subordination provisions contained in the Senior Notes or Permitted Refinancing being refinanced in such Permitted Refinancing or (y) reasonably satisfactory to the Administrative Agent and the Majority Lenders.

1.2Amendment to Definition of Senior Notes. The definition of “Senior Notes” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

(b) any senior, senior subordinated, or convertible notes issued by any Credit Party in one or more transactions; provided that (i) the terms of such notes do not provide for any scheduled repayment, mandatory redemption (including any required offer to redeem) or payment of a sinking fund obligation prior to the date that is one year after the Maturity Date (except for any offer to redeem such notes

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	PAGE 3

required as a result of asset sales or the occurrence of a “Change of Control” or “Fundamental Change” under and as defined in the Indenture or to the extent such repayment, mandatory redemption or payment of a sinking fund obligation may be paid by conversion or exchange into Equity Interests (other than Disqualified Stock) of the Borrower), (ii) the covenant, default and remedy provisions of such notes, taken as a whole, are not materially more onerous to the Credit Parties and their respective Subsidiaries than those imposed by the Existing Senior Notes, (iii) the non-default interest rate on the outstanding principal balance of such notes does not exceed the prevailing market rate then in effect for similarly situated credits at the time such notes are issued, (iv) such notes are unsecured, (v) no Subsidiary of Borrower is required to Guarantee the Indebtedness evidenced by such notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder, and (vi) the subordination provisions of any senior subordinated notes are reasonably satisfactory to the Administrative Agent and the Majority Lenders.

1.3Amendment to Indebtedness Covenant. Section 7.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Cash Management Obligations; provided that the aggregate outstanding amount of all Cash Management Obligations does not exceed at any time the amount of Cash Management Obligations permitted under the Indenture;

1.4Amendment to Hedging Contracts Covenant. Section 7.03 of the Credit Agreement is hereby amended by inserting a new clause (f) at the end thereof to read as follows:

(f)Notwithstanding anything to the contrary contained in this Agreement, any Credit Party may enter into Hedging Contracts not relating to commodities or governed by Section 7.03(a), (b), (c), or (e), entered into to hedge or mitigate risks to which the Borrower or any Restricted Subsidiary is exposed in the conduct of its business or the management of its liabilities or equity dilution related to Indebtedness permitted under this Agreement.

1.5Amendment to Dividends and Redemptions Covenant. Section 7.06 of the Credit Agreement is hereby amended by (A) deleting the word “and” appearing at the end of clause (a) thereof, (B) replacing the “.” at the end of clause (b) thereof with a “,”, and (C) inserting a new clause (c) and clause (d) at the end thereof to read as follows:

(c)      the Borrower may make one or more Restricted Payments in respect of the holders of Borrower’s Equity Interests to the extent payable in Equity Interests (other than Disqualified Stock) of the Borrower, and

(d)      to the extent constituting a Restricted Payment, the Borrower or any Credit Party may make a Restricted Payment as consideration for the entry into any Hedging Contract permitted pursuant to Section 7.03(f).

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	PAGE 4

1.6Amendment to Investments Covenant. Section 7.07 of the Credit Agreement is hereby amended by replacing “Restricted Subsidiary” with “Credit Party” in clause (ii) thereof.

1.7Amendment to Cross-Default Event of Default. Section 9(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)      any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this paragraph (g) shall not apply to (i) Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (ii) Indebtedness that becomes due as a result of a change in law, tax regulation or accounting treatment so long as such Indebtedness is paid when due or (iii) to the extent such prepayment, repayment or redemption obligations may be satisfied with the payment of Equity Interests (other than Disqualified Stock) of the Borrower;

SECTION 2.Conditions to Effectiveness. The amendments to the Existing Agreement contained in Section 1 of this Amendment shall be effective upon the date each of the conditions set forth in this Section 2 is satisfied (the “Fifth Amendment Effective Date”)

2.1Execution and Delivery. Each Credit Party, at least the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

2.3Representations and Warranties. Each of the representations and warranties contained in the Credit Agreement and in each of the other Loan Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

2.4No Default. No Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.

2.5Fees. The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Fifth Amendment Effective Date.

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	PAGE 5

SECTION 3.Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1Reaffirmation of Representations and Warranties/Further Assurances. Both before and after giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

3.2Corporate Authority; No Conflicts. The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

3.3Enforceability. This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4.Miscellaneous.

4.1Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	PAGE 6

connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

4.8Reference to and Effect on the Loan Documents.

(a)This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	PAGE 7

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:
ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, and Regional Senior Vice President

GUARANTOR:

ANTERO SUBSIDIARY HOLDINGS LLC
MONROE PIPELINE LLC
ANTERO MINERALS LLCS
MU MARKETING LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, and Regional Senior Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Anca Loghin
	Name:	Anca Loghin
	Title:	Authorized Officer

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Greg M. Hall
	Name:	Greg M. Hall
	Title:	Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Jake Lam
	Name:	Jake Lam
	Title:	Assistant Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Director

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna
	Name:	Christopher Kuna
	Title:	Senior Director

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

By:	/s/ Ting Lee
	Name:	Ting Lee
	Title:	Director

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

THE BANK OF NOVA SCOTIA, Houston Branch
as a Lender

By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

By:	/s/ Scott W. Danvers
	Name:	Scott W. Danvers
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kamar
	Title:	Authorized Signatory

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

DNB CAPITAL LLC,
as a Lender

By:	/s/ Mita Zalavadia
	Name:	Mita Zalavadia
	Title:	Assistant Vice President

By:	/s/ Ahelia Singh
	Name:	Ahelia Singh
	Title:	Assistant Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Michael Maguire
	Name:	Michael Maguire
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

TRUIST BANK formerly known as BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Greg Krablin
	Name:	Greg Krablin
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Caroline M. McClurg
	Name:	Caroline M. McClurg
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Jake Dowden
	Name:	Jake Dowden
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Ataman
	Name:	John Ataman
	Title:	SVP

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

TRUIST BANK as successor by merger to SUNTRUST BANK,
as a Lender

By:	/s/ Greg Krablin
	Name:	Greg Krablin
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE